SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1998


                        NIAGARA MOHAWK POWER CORPORATION
             (Exact name of registrant as specified in its charter)


           New York                     1-2987                 15-0265555
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)           Identification Number)

                            300 Erie Boulevard, West
                               Syracuse, NY 13202
                    (Address of principal executive offices)

Registrant's telephone number,
  including area code:                                           (315) 474-1511


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Item 7. Financial Statements and Exhibits

Niagara Mohawk Power Corporation is filing herewith the following exhibits:

         (c)      Exhibits.

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------

1 Underwriting Agreement, dated June 25, 1998, among Niagara Mohawk Power Corporation and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Smith Barney Inc., Wasserstein Perella Securities, Inc. and CIBC Oppenheimer Corp.


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


                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NIAGARA MOHAWK POWER
                                       CORPORATION


                                       By:  /s/ Kapua A. Rice
                                           ------------------------------------
                                            Name:  Kapua A. Rice
                                            Title: Corporate Secretary

Dated:  July 2, 1998


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